EXHIBIT 10.25


                  SECOND AMENDMENT, effective as of December 31, 1998 (entered into on April 15, 1999) (this "Amendment"), to the Credit Agreement, dated as of October 9, 1997 (as amended by the First Amendment, dated as of February 12, 1999, this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CPI AEROSTRUCTURES, INC., a New York corporation ("Holdings"), KOLAR, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


     WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

     WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain terms in the Credit Agreement and in the manner provided for herein; and

     WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Amendment of Subsection 6.1(a). Subsection 6.1(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period set forth below to exceed the ratio set forth below opposite such period:

                                                          Consolidated
                      Period                             Leverage Ratio
                      ------                             --------------
                  12/31/98 - 3/30/99                          18.60:1.00
                  3/31/99 - 6/29/99                           18.60:1.00
                  6/30/99 - 9/29/99                           18.60:1.00
                  9/30/99 - 12/30/99                          9.00:1.00
                  12/31/99 - 3/30/00                          5.50:1.00
                  3/31/00 - 6/29/00                           4.60:1.00
                  6/30/00 - 9/29/00                           3.65:1.00
                  9/30/00 - 12/30/00                          2.75:1.00
                  12/31/00 - 12/30/01                         1.85:1.00
                  12/31/01 and thereafter                     0.75:1.00



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     3.   Amendment to Subsection 6.1(b). Subsection 6.1(b) of the Credit
Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (b) Liquidity Ratio. Permit the Liquidity Ratio at any time during any period set forth below to be less than the ratio set forth below opposite such period:


                      Period                             Liquidity Ratio
                  -------------------                    ---------------
                  12/31/98 - 12/30/99                         1.00:1.00
                  12/31/99 - 12/30/00                         1.60:1.00
                  12/31/00 and thereafter                     1.50:1.00

     4. Amendment to Subsection 6.1(c). Subsection 6.1(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (c) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as at any time during any period set forth below to be less than the amount set forth below opposite such period:

                                                             Consolidated
                      Period                               Tangible Net Worth
                  -------------------                      ------------------
                  12/31/98 - 12/30/99                         -$3,370,000
                  12/31/99 - 12/30/00                         -$2,300,000
                  12/31/00 - 12/30/01                            $500,000
                  12/31/01 and thereafter                      $4,000,000

     5. Amendment to Subsection 6.1(d). Subsection 6.1(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (d) Consolidated Debt Service Ratio. Permit the Consolidated Debt Service Ratio for any period of four consecutive fiscal quarters of Holdings ending during any period set forth below to be less than the ratio set forth below opposite such period:

                                                             Consolidated Debt
                     Period                                    Service Ratio
                  -------------------                        ------------------
                  12/31/98 - 12/30-99                              1.00:1:00
                  12/31/99 - 12/30/00                              1.00:1.00
                  12/31/00 - 12/30/01                              1.15:1.00
                  12/31/01 and thereafter                          1.25:1:00


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     6.  Amendment to Subsection 6.1(e). Subsection 6.1(e) of the Credit
Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (e) Consolidated Senior Funded Indebtedness Ratio. Permit the ratio of Consolidated Senior Funded Indebtedness to Consolidated Cash Flow as at the last day of any period of four consecutive fiscal quarters of Holdings ending during any period with any fiscal quarter set forth below to exceed the ratio set forth below opposite such period:

                                                       Consolidated
                      Period                   Senior Funded Indebtedness Ratio
                      ------                  --------------------------------
                  12/31/98 - 3/30/99                     2.21:1.00
                  3/31/99 - 6/29/99                      2.21:1.00
                  6/30/99 - 9/29/99                      2.21:1.00
                  9/30/99 - 12/30/99                     2.17:1.00
                  12/31/99 - 3/30/00                     2.15:1.00
                  3/31/00 - 6/29/00                      1.90:1.00
                  6/30/00 - 9/29/00                      1.60:1.00
                  9/30/00 - 12/30/00                     1.30:1.00
                  12/31/00 - 12/30/01                    1.00:1.00
                  12/31/01 and thereafter                0.75:1.00

     7. Amendment to Subsection 5.1(a). Subsection 5.1(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  5.1 Financial Statements. Furnish to the Administrative Agent and each Lender:

                  (a) (i) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings, a copy of the audited consolidated and consolidating balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related audited consolidated and consolidating statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Goldstein, Golub, Kessler & Company, P.C. or other independent certified public accountants of nationally recognized standing and (ii) a copy of any management letter prepared by Holdings' or the Borrower's accountants; provided that, in the case of such financial statements for the fiscal year ended December 31, 1998, such financial statements shall be delivered on or before April 30, 1999; and


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     8.   Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby jointly and severally confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis. To the extent that any of the representations and warranties set forth in Section 3 of the Credit Agreement expressly relate to a specific earlier date, Holdings and the Borrower jointly and severally hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

     9. Effectiveness. Upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by Holdings, the Borrower and all the Lenders, this Amendment shall be effective as of December 31, 1998.

     10. Continuing Effect; No Other Amendments, Waivers or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

     11. Expenses. Holdings and the Borrower agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     12. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered


                                       CPI AEROSTRUCTURES, INC.

                                             /s/ Arthur August
                                      By: ---------------------------
                                          Name: Arthur Agust
                                          Title:President


                                       KOLAR, INC.

                                             /s/ Arthur August
                                      By: ---------------------------
                                          Name: Arthur Agust
                                          Title:Chairman of the Board



                                      THE CHASE MANHATTAN BANK,
                                      as Administrative Agent and as a Lender


                                             /s/ Emelia K. Teige
                                      By: ------------------------------
                                          Name: Emelia K. Teige
                                          Title:Vice President


                                      MELLON BANK, N.A.,
                                      as a Lender


                                             /s/ Christine G. Dekajlo
                                      By: -------------------------------
                                          Name:Christine G. Dekajlo
                                          Title:First Vice President

                                         Mellon Financial Services Corporation,
                                         Attorney in Fact for Mellon Bank, N.A.

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